SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2003

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2003-59)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2003-59

On November 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2003-59, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2003-59 relating to the distribution date of November 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2003


                             Payment Date: 11/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-59
                        Alternative Loan Trust 2003-22CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       104,484,000.00    5.750000%       237,559.64    500,652.50      738,212.14       0.00       0.00
                        2A1       211,822,000.00    5.000000%     1,175,551.51    882,591.67    2,058,143.18       0.00       0.00
                        3A1       202,669,000.00    6.000000%       794,292.45  1,013,345.00    1,807,637.45       0.00       0.00
                        PO          3,358,722.73    0.000000%         9,331.72          0.00        9,331.72       0.00       0.00
Residual                AR                100.00    5.750000%           100.00          1.59          101.59       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           8,928,000.00    5.542049%        16,969.78     41,232.85       58,202.62       0.00       0.00
                        B1          3,246,000.00    5.542049%         6,169.79     14,991.24       21,161.03       0.00       0.00
                        B2          2,705,000.00    5.542049%         5,141.49     12,492.70       17,634.19       0.00       0.00
                        B3          1,352,000.00    5.542049%         2,569.80      6,244.04        8,813.84       0.00       0.00
                        B4          1,082,000.00    5.542049%         2,056.60      4,997.08        7,053.68       0.00       0.00
                        B5          1,353,177.27    5.542049%         2,572.03      6,249.48        8,821.51       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        541,000,000.00     -            2,252,314.81  2,482,798.15    4,735,112.96     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       104,246,440.36              0.00
                                2A1       210,646,448.49              0.00
                                3A1       201,874,707.55              0.00
                                PO          3,349,391.01              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           8,911,030.22              0.00
                                B1          3,239,830.21              0.00
                                B2          2,699,858.51              0.00
                                B3          1,349,430.20              0.00
                                B4          1,079,943.40              0.00
                                B5          1,350,605.24              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        538,747,685.19     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-59
                        Alternative Loan Trust 2003-22CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   104,484,000.00     5.750000% 12669FEE9     2.273646      4.791667    997.726354
                           2A1   211,822,000.00     5.000000% 12669FEF6     5.549714      4.166667    994.450286
                           3A1   202,669,000.00     6.000000% 12669FEG4     3.919161      5.000000    996.080839
                           PO      3,358,722.73     0.000000% 12669FEH2     2.778353      0.000000    997.221647
Residual                   AR            100.00     5.750000% 12669FEJ8   1,000.000000   15.895866      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       8,928,000.00     5.542049% 12669FEK5     1.900737      4.618374    998.099263
                           B1      3,246,000.00     5.542049% 12669FEL3     1.900737      4.618374    998.099263
                           B2      2,705,000.00     5.542049% 12669FEM1     1.900737      4.618374    998.099263
                           B3      1,352,000.00     5.542049% 12669FEU3     1.900737      4.618374    998.099263
                           B4      1,082,000.00     5.542049% 12669FEV1     1.900737      4.618374    998.099263
                           B5      1,353,177.27     5.542049% 12669FEW9     1.900737      4.618374    998.099263
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     541,000,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-59
                        Alternative Loan Trust 2003-22CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       110,752,942.41   218,794,037.22   209,200,705.56
Loan count                    801             1773             1398
Avg loan rate           5.940083%        5.559947%        6.430551%
Prepay amount          141,341.50       411,612.63       670,213.32

                          Total
                          -----
Prin balance       538,747,685.19
Loan count                   3972
Avg loan rate                5.98
Prepay amount        1,223,167.45

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        23,125.00        45,833.33        43,750.00
Sub servicer fees        6,494.60        57,620.82        30,449.45
Trustee fees               832.50         1,650.00         1,575.00


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees       112,708.33
Sub servicer fees       94,564.87
Trustee fees             4,057.50


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              27,696.86        54,894.68        52,399.46
Fraud                1,110,000.00     2,200,000.00     2,100,000.00
Special Hazard       5,410,000.00             0.00             0.00

                          Total
                          -----
Bankruptcy             134,991.00
Fraud                5,410,000.00
Special Hazard       5,410,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.556022%           100.000000%            522,333,822.73
   -----------------------------------------------------------------------------
   Junior            3.443978%             0.000000%             18,630,697.79
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,735,112.96          4,735,112.96
Principal remittance amount            2,252,314.81          2,252,314.81
Interest remittance amount             2,482,798.15          2,482,798.15